SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio 45036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	LCNB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 15, 2026, LCNB Corp. issued an earnings release announcing its financial results for the three and nine months ended September 30, 2026. A copy of the earnings release (Exhibit 99.1) and unaudited financial highlights (Exhibit 99.2) are attached and are furnished under this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On October 15, 2026, LCNB Corp. issued an earnings release announcing its financial results for the three and nine months ended September 30, 2026. A copy of the earnings release (Exhibit 99.1) and unaudited financial highlights (Exhibit 99.2) are attached and are furnished under this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.        Description
99.1    Earnings Press Release Dated October 15, 2026
99.2    Unaudited Financial Highlights
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: October 15, 2026	By: /s/ Andrew Wallace
Andrew Wallace Chief Financial Officer